May 5, 1997

Mr. Henry S. Bishop
President and Chief Executive Officer
First Georgia Holding, Inc.
1703 Gloucester Street
Brunswick, GA 31520

Dear Mr. Bishop:

This is to confirm that the client-auditor relationship between First Georgia Holding, Inc. And KPMG Peat Marwick LLP has ceased.

                                     Very truly yours,

                                     KPMG PEAT MARWICK LLP
                                     ---------------------

CC: Chief Account
    Securities and Exchange Commission